Supplement, dated July 28, 1998, to the prospectus, dated May 1, 1998 of
               Tri-Continental Corporation (the "Corporation")


      Effective   immediately,   the  following   supersedes  and  replaces  the
information contained in the fifth paragraph set forth in the Fund's prospectus under "Management of the Corporation--The Manager."

      Rodney D. Collins, Vice President, Investment Officer of the Manager, is Co-Portfolio Manager of the Corporation. Mr. Collins is also Co-Portfolio Manager of Seligman Common Stock Fund, Inc., Seligman Income Fund, Inc., and the Seligman Common Stock Portfolio and Seligman Income Portfolio of Seligman Portfolios, Inc. Mr. Collins joined the Manager in 1992 as an investment associate.


CETRIS1-7/98